UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):         January 18, 2002

                                 MEDIABAY, INC.
             (Exact name of registrant as specified in its charter)

              FLORIDA              1-13469                     65-0429858
(State or other jurisdiction      (Commission               (I.R.S. Employer
of incorporation)                  File Number)              Identification No.)

          2 Ridgedale Avenue, Suite 300, Cedar Knolls, New Jersey 07927
                    (Address of principal executive offices)

Registrant's telephone number, including area code:       (973) 539-9528

Item 5. Other Events.

MediaBay, Inc. is filing this report to report the following events:

1. On January 18, 2002, Evan Herrick, a principal shareholder of the Registrant, exchanged $2,500,000 principal amount of a $3,000,000 principal amount convertible note of MediaBay, Inc. (the "Note") in exchange for 25,000 shares of Series A Preferred Stock of MediaBay (the "Preferred Shares"), having a liquidation preference of $2,500,000. The Preferred Share dividend rate of 9% ($9.00 per share) is the same as the interest rate of the Note, and is payable in additional Preferred Shares, shares of common stock of MediaBay or cash, at the holder's option, provided that if the holder elects to receive payment in cash, the payment will accrue until MediaBay is permitted to make the payment under its existing credit facility. The conversion rate of the Preferred Shares is the same as the conversion rate of the Note. The Preferred Shares vote together with the Common Stock as a single class on all matters submitted to stockholders for a vote, and certain matters require the majority vote of the Preferred Shares. The holder of each Preferred Shares shall have a number of votes for each Preferred Share held multiplied by a fraction, the numerator of which is the liquidation preference and the denominator of which is $1.75

2. The Registrant has determined that, as of the fiscal year ended December 31, 2001, MediaBay's deferred income tax asset will increase by $4,200,000.

3. The unaudited pro forma consolidated balance sheet as of November 30, 2001 presented below in this item 5 illustrates the effects of the foregoing matters on MediaBay's balance sheet as of November 30, 2001, as if they had occurred prior to such date. In the opinion of management, the interim unaudited balance sheet includes all material adjustments, all of which are of a normal recurring nature, necessary to present fairly the Company's financial position for the period presented. However, because the balance sheet is unaudited, it is subject to adjustment.


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

MEDIABAY, INC.
Pro Forma Consolidated Balance Sheet

(Dollars in thousands)
(Unaudited)

                                                                 Historical     Pro Forma     Pro-Forma
                                                                November 30,   Adjustments   November 30,
                                                                    2001          Notes          2001
                                                                ------------   -----------   ------------
                                     Assets
Current assets:
    Cash and cash equivalents                                    $     --                      $     --
Accounts receivable, net of allowances for sales returns and
doubtful accounts of $4,394                                         5,042                         5,042
    Inventory                                                       3,964                         3,964
    Prepaid expenses and other current assets                       1,042                         1,042
    Royalty advances                                                1,530                         1,530
    Deferred member acquisition costs - current                     3,608                         3,608
Deferred income taxes - current                                       550                           550
                                                                 --------       --------       --------
                 Total current assets                              15,736                        15,736
Fixed assets, net of accumulated depreciation of $429                 484                           484
Deferred member acquisition costs - non-current                     1,615                         1,615
Non-current prepaid expenses and other assets                          16                            16
Deferred income taxes - non-current                                12,450          4,200         16,650
Other intangibles, net                                              2,456                         2,456
Goodwill, net                                                       8,692                         8,692
                                                                 --------       --------       --------
                                                                 $ 41,449          4,200       $ 45,649
                                                                 ========       ========       ========

              Liabilities and Stockholders' Equity
Current liabilities:
    Accounts payable and accrued expenses                        $ 13,551                      $ 13,551
    Current portion - long-term debt                                8,980                         8,980
                                                                 --------       --------       --------
      Total current liabilities                                    22,531                        22,531
                                                                 --------
Long-term debt                                                      9,984         (2,500) (1)     7,484
                                                                 --------       --------       --------
Common stock subject to contingent put rights                       4,550                         4,550
Preferred stock, no par value, authorized 5,000,000 shares; no
shares issued and outstanding                                                      2,500  (1)     2,500
Common stock; no par value, authorized 150,000,000 shares;
issued and outstanding 13,861,866 at September 30, 2001 and
December 31, 2000                                                  93,462                        93,462
Contributed capital                                                 4,081                         4,081
Accumulated deficit                                               (93,159)         4,200  (2)   (88,959)
                                                                 --------       --------       --------
           Total common stockholders' equity                        4,384          6,700         11,084
                                                                 --------       --------       --------
                                                                 $ 41,449       $  4,200       $ 45,649
                                                                 ========       ========       ========

Notes to Pro Forma Consolidated Balance Sheet as of November 30, 2001:

     (1) Reflects exchange of $2,500 principal amount of a $3,000 principal amount convertible note for 25,000 shares of Series A Preferred Stock. (See Item5. Other Events. 1. in this Filing.)

     (2) Reflects adjustment for increase in deferred tax asset. (See Item5. Other Events. 2. in this Filing.)


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

Item 7. Financial Statements and Exhibits

     (c)  Exhibits.

     3.1 Articles of Amendment to Articles of Incorporation of the Registration filed with the Department of State of the State of Florida on January 18, 2002.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         MEDIABAY, INC.


                                         By: /s/ John F. Levy
                                             ----------------------------
                                             Executive Vice President and
                                             Chief Financial Officer

Date: January 18, 2002


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

                                  Exhibit Index

No.                               Description
---                               -----------

3.1 Articles of Amendment to Articles of Incorporation of Registrant filed with the Department of State of the State of Florida on January 18, 2002.

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